EXHIBIT 23.6



                   Consent of Person About to Become a Director
                   --------------------------------------------


  Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, Steven R. Berrard, hereby consent to be named as a person who may become a director of Viacom Inc. in the Registration Statement on Form S-3 dated October 5, 1994.


                                      /s/Steven R. Berrard
                                     ------------------------------
                                       Steven R. Berrard


  September 29, 1994

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                   Consent of Person About to Become a Director
                   --------------------------------------------


  Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I, George D. Johnson, Jr., hereby consent to be named as a person who may become a director of Viacom Inc. in the Registration Statement on Form S-3 dated October 5, 1994.


                                      /s/George D. Johnson, Jr.
                                     ------------------------------
                                       George D. Johnson, Jr.


  September 29, 1994